UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 27, 2006

AVANEX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-29175	94-3285348
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40919 Encyclopedia Circle

Fremont, California 94538

(Address of principal executive offices, including zip code)

(510) 897-4188

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Definitive Material Agreement

Amendment of Amended and Restated Notes and Amended and Restated Warrants

On January 27, 2006, at a Special Meeting of Stockholders of Avanex Corporation (the “Company”), the proposal to approve the elimination of the floor price limitations from the anti-dilution provisions of each of the Company’s Amended and Restated Senior Secured Convertible Notes and related Amended and Restated Warrants to purchase Common Stock was adopted. Accordingly, each Amended and Restated Senior Secured Convertible Note and each Amended and Restated Warrant has effectively been amended to remove such floor price limitations.

Restricted Stock Unit Agreements

On February 1, 2006, the Board of Directors of the Company approved a form of agreement pursuant to which restricted stock units may be granted to executive officers of the Company under the Company’s 1998 Stock Plan. The form of agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.02 Results of Operations and Financial Condition

On February 8, 2006, the Company issued a press release reporting its results for the second fiscal quarter ended December 31, 2005. The press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Non-GAAP Financial Measures

The Company’s press release includes non-GAAP net loss and non-GAAP net loss per share to provide the reader with greater transparency to information used by management in its financial and operational decision-making, to help the reader better understand the Company’s operating results and to provide historical comparability. The Company believes that when GAAP net loss and GAAP net loss per share are viewed in conjunction with non-GAAP net loss and non-GAAP net loss per share, readers are provided with a more meaningful understanding of the Company’s ongoing operating performance. In addition, management uses these measures for reviewing the Company’s financial results. The primary adjustments from GAAP net loss and GAAP net loss per share that are reflected in the non-GAAP financial measures provided are described in more detail below:

Restructuring Charges. The Company excludes restructuring charges to calculate non-GAAP net loss and non-GAAP net loss per share. Such charges are primarily due to workforce reductions and related costs to enhance the reader’s overall understanding of the continuing operations of the Company, its core current financial performance and its prospects for the future. Avanex has incurred substantial acquisition-related restructuring charges as well as restructuring charges resulting from material changes to the Company’s cost structure, which makes historical comparisons difficult. The Company believes that excluding restructuring charges from GAAP net loss and GAAP net loss per share provides investors with historical comparability in its financial reporting as well as comparability with competitor’s operating results. However, there are limitations associated with excluding restructuring charges from GAAP net loss and GAAP net loss per share as such an exclusion does not effectively describe the Company’s current GAAP loss and GAAP loss per share. Management compensates for these limitations by analyzing current and future results with a focus on GAAP operating cash flow and future cash requirements and by providing GAAP net loss and net loss per share in its earnings release.

Write Off of Long Term Investment. The Company has also excluded the write off of a long term investment to calculate non-GAAP net loss and non-GAAP net loss per share. This long term investment relates to the Company’s $4.4 million minority investment in GC Holdings, the parent company to Gemfire Corporation, to which the Company sold its silica planar lightwave circuit product line in February 2004. The Company believes that excluding this write off of a long term investment from GAAP net loss and GAAP net loss per share provides

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investors with historical comparability in its financial reporting as well as comparability with competitor’s operating results. However, there are limitations associated with excluding this write off of a long term investment from GAAP net loss and GAAP net loss per share. Management compensates for these limitations through its review of its results of operations on a GAAP basis and by providing GAAP net loss and net loss per share in its earnings release.

Amortization of Intangibles. The Company also excludes amortization of intangibles to calculate non-GAAP net loss and non-GAAP net loss per share. The Company’s amortization of intangibles primarily relates to its acquisitions of the optical components businesses of Corning, Alcatel and Vitesse in 2003. These adjustments have been excluded because management focuses primarily on the current controllable operating expenses of the business, which excludes amortization. In addition, the Company believes that excluding amortization provides greater transparency when reviewing the current operating performance of the overall business. The Company believes that it is useful to investors to provide non-GAAP measures that are indicative of the Company’s core operating expenses and performance. However, there are limitations associated with excluding amortization of intangibles from GAAP net loss and GAAP net loss per share as such an exclusion does not effectively associate the costs related to the purchase of the product platforms with the related ongoing revenue stream. Management compensates for these limitations through its review of long-lived assets, including intangibles, for impairment on a quarterly basis and by providing GAAP net loss and net loss per share in its earnings release.

Stock Based Compensation. The Company also excludes stock based compensation to calculate non-GAAP net loss and non-GAAP net loss per share. SFAS 123R, “Share-Based Payment,” became effective and was adopted by the Company during the quarter ended September 30, 2005. Under SFAS 123R, all stock-based payments to employees, including grants of employee stock options, are to be expensed in the financial statements based on their fair value determined by applying a fair value measurement method. The Company believes that excluding stock based compensation from GAAP net loss and GAAP net loss per share provides investors with historical comparability in its financial reporting, as well as comparability with competitor’s operating results, particularly during this transitional period when most companies have not yet adopted the provisions of SFAS 123R. In addition, the Company believes that excluding stock based compensation provides greater transparency when reviewing the current operating performance of the overall business. However, there are limitations associated with excluding stock based compensation from GAAP net loss and GAAP net loss per share as such an exclusion does not effectively describe the Company’s current GAAP loss and GAAP loss per share. Management compensates for these limitations by analyzing current and future results with a focus on GAAP operating cash flow and future cash requirements and by providing GAAP net loss and net loss per share in its earnings release.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.	Description
10.1	Form of Restricted Stock Unit Agreement between the Registrant and certain of its executive officers

99.1	Press Release dated as of February 8, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVANEX CORPORATION

By:	/s/ TONY RILEY
Tony Riley Chief Financial Officer

Date: February 8, 2006

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EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Restricted Stock Unit Agreement between the Registrant and certain of its executive officers

99.1	Press Release dated as of February 8, 2006.

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